UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 ________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2015
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UNDER ARMOUR, INC.
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Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 Hull Street, Baltimore, Maryland		21230
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (410) 454-6428
(Former name or former address, if changed since last report)
 ________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 10, 2015, Under Armour, Inc. (the “Company”) announced a series of organizational realignments designed to streamline the Company’s strategic and operational initiatives and continue to support the Company’s long-term global growth objectives as outlined at the Company’s recent Investor Day. In addition, as previously disclosed the Company plans on allocating certain key operational duties of the Chief Operating Officer role to the Company’s current executive leadership team. The supply chain realignments noted below are part of this transition process.
Kip J. Fulks, previously the Company’s President of Footwear and Innovation, has assumed a new role at the Company. In this new role, he will strategically focus on key development areas in the Company’s business. To that end, his initial focus will turn to marketing in the acting role of Chief Marketing Officer, where he will oversee all marketing efforts across the Company. He will also lead the Company’s search efforts for a new Chief Marketing Officer, following which he will continue to lead significant strategic initiatives at the Company.
Henry B. Stafford will continue to serve as Chief Merchandising Officer and has taken on an expanded role to oversee the Company’s Footwear and Innovation groups. Mr. Stafford will oversee all aspects of the Company’s product and product development for Apparel, Footwear and Accessories, including innovation, design and merchandising. Mr. Stafford will also be responsible for oversight of the Company’s new Category Management group, which will be led by Adam Peake, former Executive Vice President of Global Marketing, who has been appointed Executive Vice President, Category Management. Mr. Peake will replace Terdema Ussery, who is no longer with the Company. Mr. Stafford will also oversee the sourcing, planning and development functions within the Company’s supply chain.
Karl-Heinz Maurath, previously the Company’s President, International, has assumed the role of Chief Revenue Officer.  Mr. Maurath will lead all global sales channels, including global wholesale, retail stores and e-commerce, for all of the Company’s regions, which include North America, Asia-Pacific, Europe, the Middle East & Africa and Latin America. Mr. Maurath will also assume responsibility for certain supply chain functions, specifically global logistics.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: November 10, 2015	By:	/s/ John P. Stanton
John P. Stanton
Senior Vice President, General Counsel & Secretary